UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2020 (March 4, 2020)

ARCONIC INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3610	25-0317820
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 200
Pittsburgh, Pennsylvania	15212-5872
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations (412) 553-1950

Office of the Secretary (412) 553-1940

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	ARNC	New York Stock Exchange
$3.75 Cumulative Preferred Stock, par value $100 per share	ARNC PR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) is being filed by Arconic Inc. to amend the Current Report on Form 8-K filed on March 5, 2020 (the “Original Report”), to correct a typographical error found in Item 1.01 of the Original Report. This Amendment No. 1 corrects the reference to the financial covenant found in Item 1.01 of the Original Report to be “no greater than 3.50 to 1.00” which conforms to the Amendment (as defined in the Original Report) filed as Exhibit 10.1 to the Original Report. This Amendment No. 1 also adds a description of the maturity date of the Credit Agreement (as defined below).

Item 1.01.	Entry into a Material Definitive Agreement.

On March 4, 2020, Arconic Inc. (the “Company”) entered into a third amendment (the “Amendment”), dated March 4, 2020, to its Five-Year Revolving Credit Agreement, dated as of July 25, 2014 (as amended and extended by the letter agreement, dated June 5, 2015, and as further amended pursuant to Amendment No. 1 to Credit Agreement, dated as of September 16, 2016, and Amendment No. 2 to Credit Agreement, dated as of June 29, 2018, the “Existing Credit Agreement” and the Existing Credit Agreement, as amended by the Amendment, the “Credit Agreement”), by and among the Company, a syndicate of lenders and issuers named therein, Citibank, N.A., as administrative agent for the lenders and issuers, JPMorgan Chase Bank, N.A., as syndication agent and Goldman Sachs Bank USA, as documentation agent.

The Amendment was entered into (i) to permit the “2020 Separation Transaction” (as defined in the Amendment) and (ii) to amend certain terms of the Existing Credit Agreement, to become effective on the “2020 Separation Transaction Effective Date” (as defined in the Amendment), including the following changes:

•	the financial covenant in the Credit Agreement will require the Company’s ratio of Consolidated Net Debt (as defined in the Credit Agreement) to Consolidated EBITDA (as defined in the Credit Agreement) to be no greater than 3.50 to 1.00;
•	the Total Commitment (as defined in the Credit Agreement) will be automatically and permanently reduced from $3,000,000,000 to $1,500,000,000; and
•	the Initial Scheduled Maturity Date (as defined in the Credit Agreement) will be the fifth anniversary of the 2020 Separation Transaction Effective Date (as defined in the Amendment).

The foregoing description of the Amendment is not intended to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is incorporated herein by reference to Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation or an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is hereby incorporated by reference in this Item 2.03.

Item 8.01.	Other Events

The Company will redeem on April 6, 2020 (the “Redemption Date”) all $1,000,000,000 aggregate principal amount of its outstanding 6.150% Notes due 2020 (CUSIP No. 013817AU5) (the “6.150% Notes”) and $300,000,000 aggregate principal amount of its outstanding 5.40% Notes due 2021 (CUSIP No. 013817AV3) (the “5.40% Notes” and, together with the 6.150% Notes, the “Notes”) in accordance with the terms of the applicable Notes and the Indenture dated as of September 30, 1993, as supplemented, between Arconic Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”). As of March 5, 2020, the aggregate outstanding principal amount of the 6.150% Notes is $1,000,000,000 and the aggregate outstanding principal amount of the 5.40% Notes is $1,250,000,000.

The Redemption Price for the 6.150% Notes shall be equal to the greater of (i) 100% of the principal amount of the 6.150% Notes to be redeemed, plus accrued interest, if any, to the Redemption Date or (ii) the sum of the present values of the Remaining Scheduled Payments, discounted on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate, plus 50 basis points, plus accrued and unpaid interest to the date of redemption.

The Redemption Price for the 5.40% Notes shall be equal to the greater of (i) 100% of the principal amount of the 5.40% Notes to be redeemed, plus accrued interest, if any, to the Redemption Date or (ii) the sum of the present values of the Remaining Scheduled Payments, discounted on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate, plus 30 basis points, plus accrued and unpaid interest to the date of redemption.

Capitalized terms used and not otherwise defined herein shall have the same meaning as given in the Indenture, the 6.150% Notes or the 5.40% Notes, as the case may be.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect the Company’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements regarding the separation and future expenses and tax rates. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although the Company believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to (a) uncertainties as to the timing of the separation and whether it will be completed; (b) the possibility that various closing conditions for the separation may not be satisfied; (c) the outcome of contingencies, including legal proceedings; (d) the impact of the separation on the businesses of the Company; (e) the risk that the businesses will not be separated successfully or such separation may be more difficult, time-consuming or costly than expected, which could result in additional demands on the Company’s resources, systems, procedures and controls, disruption of its ongoing business and diversion of management’s attention from other business concerns; (f) disruptions or volatility in the global financial markets, including changes affecting U.S. Treasury securities or failure of the trustee to receive moneys from the Company sufficient to pay the redemption price of the Notes, whether due to third-party payments system disruptions or other events; and (h) the other risk factors discussed in the Company’s Form 10-K for the year ended December 31, 2019 and other reports filed by the Company with the U.S. Securities and Exchange Commission. The Company disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following are filed as an exhibit to this report:

Exhibit No.	Description
10.1	Amendment No. 3, dated March 4, 2020, to the Five-Year Revolving Credit Agreement dated as of July 25, 2014, among Arconic Inc., the lenders and issuers named therein, Citibank, N.A., as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, and Goldman Sachs Bank USA, as documentation agent.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCONIC INC.

Dated: March 5, 2020	By:	/s/ Peter Hong
	Name:	Peter Hong
	Title:	Vice President and Treasurer